DREYFUS MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this report on the Dreyfus Municipal Bond Fund, Inc. for its annual reporting period ended August 31, 1997. Your Fund produced a total return, including bond price changes and interest income, of 8.24%* and an annualized tax-free distribution rate per share of 5.33%.** (Some income may be subject to the Federal alternative minimum tax for certain shareholders.) This compares with a total return of 9.24% for the Lehman Brothers Municipal Bond Index during the same period.***
ECONOMIC REVIEW
      The performance of the economy over the reporting period has been remarkable. Economic growth during this time has been robust and virtually inflation free. The revised Gross Domestic Product data for the second quarter revealed that the economy grew at a much stronger rate than originally reported (3.6% versus 2.2%). A significant portion of this unexpectedly strong growth came from a large buildup in inventories which rose at the fastest pace since 1984. Such a rapid increase in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off the unsold backlog. Yet, it is possible that the momentum in the economy, combined with more vigorous consumer spending, could absorb these inventories without any diminution in production.
      Increasingly, secure income and plentiful jobs have given workers a growing sense that their jobs are safe which, in turn, has spurred measures of consumer confidence to rise to all-time high levels. This confidence has sparked a recovery in retail sales, which, after a second quarter slow-down, has since revived. This resurgence in retail sales coincided with a boost in overall consumer spending, a combination that could fuel additional economic expansion in the third quarter. This could cause the Federal Reserve Board (the "Fed") to again raise interest rates despite the lack of any evidence of inflationary excess, since the Fed is concerned that continued strong growth may raise the risk of inflation.
      So far, even with a tightening labor market (the unemployment rate near the end of the reporting period was 4.8%, a 23-year low), wage pressures have been subdued. Inflation has fallen to its lowest level since the early 1960s, with the Consumer Price Index running at annual rates of about 2%. A broader measure of inflation, the Gross Domestic Product Deflator, was even lower, rising at an annual pace of 1.5%. Farther up the economic pipeline, producer prices fell for the seventh straight month in July, the first time this has occurred in over 40 years. The Producer Price Index is essentially unchanged from a year ago.
      This virtually inflationless prosperity has stayed the Fed from enacting further increases in interest rates. The dramatic reduction in the budget deficit (the result of a sharp growth in tax receipts from booming corporate profits and rising individual incomes) has also made the Fed more willing to allow economic events to play themselves out. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years. The last increase in short-te rm interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Since March, the FOMC has voted three times to leave interest rates unchanged.
      There has been much talk that huge capital investments by businesses combined with new technology have given the economy far greater capacity for expansion than standard economic theories allow. This could be so. Yet, the Fed is not an entity given to economic experimentation. The economy is in its seventh year of expansion, labor markets are tightening, and thus wage pressures could begin to build. We are mindful that the role of the Fed is to anticipate the future consequences of current monetary policy. Even with the lack of specific inflationary evidence, another modest, cautionary increase in rates could occur, particularly if the economy continues to grow faster than expected. MARKET ENVIRONMENT
      During the reporting period, the market took its cues from the direction it judged the economy to be going, and continually fine-tuned price levels based on the releases of financial news and other economic data. Daily, it seemed, news suggested that the economy was strengthening or weakening, or that the Fed was about to tighten or ease, and the market would react accordingly. Over the past 12 months, we have seen periods of price volatility, but the persistent trend has been upward. There were very few instances during the fiscal year when bids flagged completely; for the most part, retail buyers and institutional portfolios supported the market throughout the year. Occasionally, buyers would absent themselves from the market, but most often the causes were a lack of supply or declining yield levels, rather than declining credit-quality or economic conditions. The stable inflationary environment, despite impressive economic growth, greatly encouraged bond market investors.
      Not to be overlooked is the improvement in the municipal universe's financial condition which was aided by our national economic expansion; the creditworthiness of municipalities, at both the state and local levels, has risen to record levels. Increased tax receipts, along with improved financial management practices and better fiscal discipline, should be credited with bettering the municipalities' financial picture and helping to maintain a positive municipal market environment.
THE PORTFOLIO
      Our market focus has been to continue in our attempt to produce maximum tax-exempt income while preserving the principal value of your investment in the Fund. From the beginning of the fiscal year in September of 1996 through the close on August 31, 1997, the municipal market's trend was upward, but there were volatile periods along the way. Our efforts resulted in keeping the Fund synchronized with a market that was continually changing as it reflected varying economic, inflation, and interest rate expectations. When our economic outlook indicated that the market might falter, we often found it advisable to make the portfolio's profile more defensive in order to decrease the effect of falling market prices, so we would replace low coupon bonds with bonds carrying a higher coupon; conversely, there were many instances when a more aggressive stance was warranted, and our response would be to add lower coupon bonds to the portfolio, and to increase the Fund's duration so that the Fund might enjoy potential capital appreciation.
      Declining interest rates created opportunities to improve the credit quality of the portfolio because of the tighter quality spreads which developed during the year. Lack of supply provided strong support to municipal prices, and resulted in even lower interest rates than would have been caused solely by the economic climate: as a result, buyers who stretched for yield raised prices on higher-yielding paper (which usually is of lower credit quality). The result represented an opportunity to sell lower-rated paper and reinvest, upgrading our credit quality without sacrificing much yield in the process.
      We intend to continue our conservative portfolio posture for the time being. The economic expansion has taken place with very few inflationary pressures so far, but we believe that before long labor pressures will begin to be felt. The fixed-income markets have relied on the comfort provided by the Fed's oversight of inflation and interest rates, but what cannot be overlooked is the market's sensitivity to any perceived changes in the status quo. We think that there will be a time to be more aggressive in the portfolio later, but for now, a conservative stance is in order.

      A Statement of Investments and other financial statements are included for your review. We appreciate your investment in the Fund, and we look forward to continuing to serve your investment needs.
                                  Very truly yours,

                              [RICHARD J. MOYNIHAN SIGNATURE LOGO]

                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
September 10, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.
***SOURCE: LIPPER ANALYTICAL SERVICES, INC.

DREYFUS MUNICIPAL BOND FUND, INC.
                                                         AUGUST 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS MUNICIPAL BOND FUND, INC. AND
THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$22,060
Lehman Brothers
Municipal Bond Index*
Dollars
$20,576
Dreyfus Municipal
Bond Fund
*Source: Lehman Brothers

Average Annual Total Returns
                   One Year Ended                  Five Years Ended                  Ten Years Ended
                  August 31, 1997                  August 31, 1997                   August 31, 1997
                     ---------                        ---------                          --------
                       8.24%                            5.96%                             7.48%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund, Inc. on 8/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                    AUGUST 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments-95.3%                                                                Amount          Value
                                                                                                     --------       --------
Alabama-2.4%
Alabama Housing Finance Authority, SFMR:
  6.45%, 10/1/2025..........................................................                  $       7,670,000  $  8,003,568
  6.10%, 10/1/2027..........................................................                         10,125,000    10,383,795
Alabama Industrial Development Authority, SWDR (Pine City Fiber Co.):
  6.45%, 12/1/2023..........................................................                         16,000,000    16,616,640
  6.45%, 12/1/2023..........................................................                         23,000,000    23,676,200
Industrial Development Board of the Town of Courtland, SWDR
  (Champion International Corp. Project)
  7%, 11/1/2022.............................................................                          8,100,000     8,811,747
West Jefferson Industrial Development Board, PCR, Refunding
  (Alabama Power Co.- Miller Plant) 6.05%, 5/1/2023 (Insured; MBIA).........                         15,000,000    15,436,200
Alaska-1.2%
Alaska Housing Finance Corp.
  (Collateralized Veterans Mortgage Program)
  6.375%, 12/1/2027.........................................................                          9,135,000      9,472,904
Anchorage, Electric Utility Revenue:
  (Municipal Light and Power) 5.125%, 12/1/2026 (Insured; AMBAC)............                         25,060,000    23,733,324
  Refunding 6.50%, 12/1/2015 (Insured; MBIA)................................                          6,135,000     7,047,581
Arizona-.8%
Maricopa County Community College District, 5.30%, 7/1/2011.................                         28,025,000    28,452,381
California-3.3%
Airport Commission City and County of San Francisco
  (San Francisco International Airport)
  6.50%, 5/1/2015 (Insured; FGIC)...........................................                         10,100,000    11,022,635
California Higher Education Loan Authority, Inc.,
  Student Loan Revenue, Refunding 6.50%, 6/1/2005...........................                         19,250,000    21,061,040
Duarte, COP (City of Hope Medical Center)
  6.25%, 4/1/2023...........................................................                         26,000,000    26,764,660
Los Angeles County Public Works Financing Authority,
  LR (Multiple Capital Facilities Project V)
  5.125%, 12/1/2029 (Insured; AMBAC)........................................                         20,790,000    19,736,987
Orange County, Recovery COP, Refunding
  5.875%, 7/1/2019 (Insured; MBIA)..........................................                         21,000,000    21,634,830
San Diego County, COP, Refunding (Interim Justice Facilities Project)
  6.50%, 8/1/2007...........................................................                          9,805,000    10,534,884
Colorado-2.5%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470 Project)
  7%, 8/31/2026 (Prerefunded 8/31/2005) (a).................................                         18,025,000    21,129,987
City and County of Denver:
  Airport Revenue 7.25%, 11/15/2023.........................................                         25,765,000    28,816,607
  Special Facilities Airport Revenue (United Airlines Project)
    6.875%, 10/1/2032.......................................................                         11,250,000    12,020,850

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          AUGUST 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount           Value
                                                                                                    --------         --------
Colorado (continued)
E-470 Public Highway Authority, Senior Revenue:
  Zero Coupon, 9/1/2015 (Insured; MBIA).....................................                     $   10,795,000  $  4,035,495
  Zero Coupon, 9/1/2017 (Insured; MBIA).....................................                         14,795,000     4,900,696
  Zero Coupon, 9/1/2019 (Insured; MBIA).....................................                         15,000,000     4,449,000
  5%, 9/1/2021 (Insured; MBIA)..............................................                         11,000,000    10,341,540
Connecticut-1.7%
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
  6.70%, 11/15/2012.........................................................                          3,385,000     3,625,504
  6.30%, 5/15/2024..........................................................                          8,000,000     8,300,320
  6.50%, 5/15/2027..........................................................                         17,500,000    18,318,475
Connecticut Resource Recovery Authority
  (American Fuel Co. Project) 6.45%, 11/15/2022.............................                          7,325,000     7,742,159
Mashantucket Western Pequot Tribe, Special Revenue
  6.40%, 9/1/2011 (b).......................................................                         18,500,000    19,656,805
Delaware-.5%
Delaware Economic Development Authority, Water Development Revenue
  (Wilmington Suburban Water Corp. Project) 6.80%, 12/1/2023................                          8,000,000     8,580,560
Delaware Housing Authority, Senior SFMR
  6.45%, 1/1/2026...........................................................                          8,030,000     8,355,295
District of Columbia-2.1%
Metropolitan Washington Airports Authority, Airport System Revenue:
  6.625%, 10/1/2012 (Insured; MBIA).........................................                         40,400,000    44,172,956
  6.625%, 10/1/2019 (Insured; MBIA).........................................                         23,600,000    25,703,468
Florida-3.9%
Brevard County Housing Finance Authority, SFMR 6.80%, 3/1/2028..............                          5,885,000     6,279,354
Collier County School Board, COP 5%, 2/15/2016 (Insured; FSA)...............                         13,500,000    12,919,230
Florida Community Services Corp. Walton County, Water and Sewer Revenue
  (South Walton County Regional Utility):
    6.95%, 3/1/2012.........................................................                          3,000,000     3,305,610
    7%, 3/1/2018............................................................                          3,500,000     3,864,210
Orange County, Tourist Development Tax Revenue, Refunding:
  5%, 10/1/2018 (Insured; MBIA).............................................                         11,490,000    10,956,749
  5.125%, 10/1/2020 (Insured; MBIA).........................................                         25,880,000    24,975,753
Orlando Utilities Commission, Water and Electric Revenue, Refunding
  6.75%, 10/1/2017..........................................................                         15,875,000    18,808,224
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project) 6.70%, 2/15/2015 (c)........                         23,400,000    15,717,312
  (Osceola Power Limited Partnership) 6.95%, 1/1/2022 (c)...................                         33,800,000    19,651,996
Polk County Industrial Development Authority, IDR
  (IMC Fertilizer) 7.525%, 1/1/2015.........................................                         15,200,000    16,669,840

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          AUGUST 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                     --------       --------
Georgia-1.1%
Georgia 6.25%, 4/1/2010.....................................................                     $   16,830,00  $  18,961,856
Georgia Housing and Finance Authority, Single Family Mortgage:
  7.125%, 12/1/2026.........................................................                          6,535,000     6,912,592
  6.55%, 12/1/2027..........................................................                          9,440,000     9,916,531
Idaho-.3%
Idaho Housing Agency, Multi-Family Housing Refunding
  6.70%, 7/1/2024...........................................................                         10,050,000    10,512,099
Illinois-5.9%
Chicago:
  Refunding 5.125%, 1/1/2016 (Insured; FGIC)................................                          7,250,000     6,986,535
  Wastewater Transmission Revenue, Refunding
    5.125%, 1/1/2025 (Insured; FGIC)........................................                         13,600,000    12,900,416
Chicago O'Hare International Airport, Revenue:
  Refunding 5%, 1/1/2008 (Insured; MBIA)....................................                         12,475,000    12,614,845
  Special Facilities (United Airlines Inc. Project):
    8.50%, 5/1/2018.........................................................                          6,500,000     7,141,290
    8.85%, 5/1/2018.........................................................                         14,810,000    16,798,391
Illinois Development Finance Authority, Revenue:
  (Community Rehabilitation Providers Facilities):
    8.75%, 3/1/2010 (Prerefunded 3/1/1999) (a)..............................                         11,459,000    12,430,036
    8.75%, 3/1/2010.........................................................                          6,556,000     7,005,348
  Pollution Control, Refunding (Central Illinois Public Service Co.)
    6.375%, 1/1/2028........................................................                         14,000,000    14,809,620
Illinois Educational Facilities Authority, Revenue
  (Illinois Institute of Technology)
  Refunding 6.875%, 12/1/2015...............................................                          7,250,000     8,063,668
Illinois Health Facilities Authority, Revenue:
  (Beverly Farm Foundation) 9.125%, 12/15/2015 (Prerefunded 12/15/2000) (a).                          3,730,000     4,361,676
  Refunding:
    (Evangelical Hospitals) 6.50%, 4/15/2009 (Insured; FSA).................                          5,000,000     5,652,550
    (Mercy Hospital and Medical Center) 7%, 1/1/2015........................                          7,500,000     7,963,050
  (Trinity Medical Center) 7%, 7/1/2012.....................................                          3,000,000     3,345,990
Illinois Housing Development Authority:
  Homeowner Mortgage Revenue:
    6.70%, 8/1/2025.........................................................                          4,670,000     4,919,378
    6.625%, 8/1/2026........................................................                         15,385,000    16,173,481
  Multi-Family Housing (Lawndale Redevelopment Project) 6.90%, 12/1/2026....                          8,750,000     9,249,450
  Multi-Family Program 6.75%, 9/1/2021......................................                          8,750,000     9,099,037
  Section 8 Elderly Housing Revenue (Morningside North Development)
    6.85%, 1/1/2021.........................................................                         11,220,000    11,741,281
Robbins (Resource Recovery Partners) 8.375%, 10/15/2016.....................                         29,000,000    30,415,200

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1997
                                                                                                        Principal
Long-Term Municipal Investments (continued)                                                             Amount         Value
                                                                                                      --------       --------
Indiana-5.9%
Allen County, COP, Refunding 6.50%, 11/1/2008...............................                      $   5,000,000  $  5,457,400
Brownsburg School Building Corp., First Mortgage
  6.10%, 2/1/2013 (Insured; FSA)............................................                          7,500,000     7,967,550
Fort Wayne Hospital Authority, HR (Lutheran Hospital)
  8%, 2/15/2003 (Prerefunded 2/15/1998) (a).................................                          7,000,000     7,270,690
Hammond Multi-School Building Corp., First Mortgage
  7.10%, 1/15/2015 (Prerefunded 7/15/2001) (a)..............................                          5,585,000     6,227,107
Indiana Health Facility Financing Authority, HR
  (Clarian Health Partners, Inc.) 6%, 2/15/2021.............................                         18,000,000    18,495,180
Indiana Transportation Finance Authority, Airport Facility LR:
  6.50%, 11/1/2007 (Prerefunded 11/1/2002) (a)..............................                          6,865,000     7,609,235
  6.50%, 11/1/2007..........................................................                          5,635,000     6,143,333
Indianapolis Airport Authority, Special Facility Revenue (United Airlines
Project)
  6.50%, 11/15/2031.........................................................                         31,510,000    33,312,687
Indianapolis Local Public Improvement Bond Bank:
  8.50%, 2/1/2018 (Prerefunded 2/1/1998) (a)................................                         73,000,000    75,853,570
  Refunding 5%, 1/1/2017....................................................                         14,575,000    13,862,720
IPS School Building Corp., First Mortgage
  6.10%, 1/15/2020 (Prerefunded 7/15/2004) (a)..............................                         11,000,000    12,058,640
Logansport Multi-Purpose School Building Corp., First Mortgage Refunding
  6%, 1/1/2009..............................................................                          7,645,000     8,037,418
Iowa-.4%
Iowa Finance Authority, SFMR
  (Mortgage Backed Securities Program)
  6.65%, 7/1/2028...........................................................                         12,025,000    12,637,794
Kansas-1.0%
Wichita, HR 6.464%, 10/1/2022 (Insured; MBIA)...............................                         31,300,000    33,774,265
Kentucky-2.1%
City of Ashland, Sewage and Solid Waste Revenue
  (Ashland Inc. Project) 7.125%, 2/1/2022...................................                         13,170,000    14,660,712
Kenton County Airport Board, Airport Revenue:
  (Greater Cincinnati International Airport)
    8.25%, 3/1/2015.........................................................                         10,945,000    11,370,870
  Special Facilities (Delta Airlines Project):
    7.125%, 2/1/2021........................................................                          8,455,000     9,198,617
    6.125%, 2/1/2022........................................................                         10,000,000    10,153,800
Mount Sterling, LR (Kentucky League Cities Funding)
  6.10%, 3/1/2018...........................................................                          7,955,000     8,446,380

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount            Value
                                                                                                 --------           --------
Kentucky (continued)
Pendleton County, Multi-County LR
  (Kentucky Associates Counties Leasing Trust Program) 6.50%, 3/1/2019......                     $   18,500,000  $ 19,382,080
Louisiana-1.1%
Parish of Saint Charles, PCR (Louisiana Power and Lighting Co. Project)
  8.25%, 6/1/2014...........................................................                          7,500,000     8,121,525
Parish of West Feliciana, PCR:
  (Gulf States Utilities Co. Project) 9%, 5/1/2015..........................                         13,500,000    14,995,395
  (Gulf States Utilities-I) 7.70%, 12/1/2014................................                         14,000,000    15,486,240
Maine-.7%
Maine Financial Authority, Solid Waste Revenue
  Recycling Facilities (Great Northern Paper, Inc. Project-Bowater Inc.
Obligor)
  7.75%, 10/1/2022..........................................................                          8,165,000     9,114,589
Maine Housing Authority, Mortgage Purchase
  6.875%, 11/15/2023........................................................                         14,000,000    14,848,120
Maryland-2.2%
Community Development Administration,
  Department of Housing and Community Development State of Maryland:
    6%, 7/1/2039............................................................                         10,000,000    10,058,000
    (Single Family Program):
      6.80%, 4/1/2024.......................................................                         33,520,000    35,052,199
      6.55%, 4/1/2026.......................................................                          9,190,000     9,656,393
      6.75%, 4/1/2026.......................................................                         19,990,000    21,245,172
Massachusetts-1.3%
Massachusetts Housing Finance Agency, Revenue:
  Housing:
    6.65%, 7/1/2019 (Insured; AMBAC)........................................                          7,275,000     7,671,488
    6.50%, 7/1/2025 (Insured; AMBAC)........................................                          4,140,000     4,341,908
    6.60%, 1/1/2037 (Insured; AMBAC)........................................                          7,100,000     7,396,283
  Single Family Housing:
    7.125%, 6/1/2025........................................................                         12,975,000    13,815,391
    6.65%, 12/1/2027........................................................                          7,200,000     7,595,352
Massachusetts Industrial Finance Agency, Museum Revenue
  (Norman Rockwell Stockbridge) 8.125%, 7/1/2011............................                          2,945,000     3,137,632
Michigan-3.3%
Charter County of Wayne, Special Airport Facilities Revenue, Refunding
  (Northwest Airlines, Inc., Facilities) 6.75%, 12/1/2015...................                          8,790,000     9,528,448
East Grand Rapids Public School District 5%, 5/1/2020 (Insured; MBIA).......                          8,675,000     8,159,011
The Economic Development Corp. of the County of Gratiot,
  Limited Obligation EDR
  (Danly Die Set Project) 7.625%, 4/1/2007..................................                          3,200,000     3,469,056

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount           Value
                                                                                                  --------        --------
Michigan (continued)
Michigan Hospital Finance Authority, Revenue:
  Hospital, Refunding:
    (Genesys Health System Obligated Group):
      8.125%, 10/1/2021.....................................................                     $   15,000,000 $  17,467,200
      7.50%, 10/1/2027......................................................                         15,300,000    17,063,784
    (Henry Ford Health System)
      5.25%, 11/15/2025.....................................................                         14,785,000    14,134,756
  (Metropolitan Hospital) 8.125%, 7/1/2018 (Prerefunded 7/1/1999) (a).......                          5,000,000     5,483,350
Michigan Housing Development Authority, SFMR
  6.20%, 12/1/2027..........................................................                         25,240,000    26,021,178
Western Townships Utilities Authority, Sewer Disposal System
  (Limited Tax GO) 8.125%, 1/1/2009.........................................                          8,765,000     9,329,378
Minnesota-1.7%
Minneapolis, HR, Refunding (Lifespan Inc. Issue)
  9.125%, 12/1/2014 (Prerefunded 12/1/1997) (a).............................                          4,000,000     4,132,600
Minnesota Housing Finance Agency, Single Family Mortgage:
  6.90%, 7/1/2022...........................................................                          6,870,000     7,284,192
  6.50%, 7/1/2024...........................................................                         15,755,000    16,470,750
  6.45%, 7/1/2025...........................................................                         30,210,000    31,496,946
Missouri-1.1%
Kansas City, Airport Revenue, Refunding (General Improvement):
  5.50%, 9/1/2013 (Insured; MBIA)...........................................                         12,990,000    13,280,976
  5.50%, 9/1/2014 (Insured; MBIA)...........................................                         10,290,000    10,471,927
Missouri Higher Education Loan Authority, Student Loan Revenue
  6.75%, 2/15/2009..........................................................                         11,500,000    12,323,975
Nebraska-1.0%
Omaha Public Power District, Electric Revenue 5.50%, 2/1/2014...............                         32,000,000    33,283,840
Nevada-1.1%
Clark County School District (Building and Renovation)
  5.50%, 6/15/2015 (Insured; FGIC)..........................................                         11,250,000    11,349,338
Nevada Housing Division (Single Family Program)
  6.80%, 4/1/2027...........................................................                          9,960,000    10,487,980
Washoe County:
  Gas Facilities Revenue (Sierra Pacific Power Co. Project)
    6.70%, 11/1/2032 (Insured; MBIA)........................................                         10,000,000    10,896,500
  Gas and Water Facilities Revenue, Refunding (Sierra Pacific)
    6.30%, 12/1/2014 (Insured; AMBAC).......................................                          5,375,000     5,815,589

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                     --------       --------
New Hampshire-3.7%
Business Finance Authority of the State of New Hampshire,
  State Guaranteed Airport Revenue (Manchester Airport Project):
    6.50%, 1/1/2019.........................................................                   $     12,600,000 $  13,399,092
    6.375%, 1/1/2022........................................................                          8,650,000     9,033,541
New Hampshire Housing Finance Authority:
  Multi-Family Housing:
    7.55%, 7/1/2013.........................................................                          4,205,000     4,703,881
    (Mariners Village Project)
      6.60%, 1/1/2038 (Insured; FHA)........................................                          7,365,000     7,746,581
  Single Family Mortgage:
    7.25%, 1/1/2016.........................................................                          3,325,000     3,569,321
    6.55%, 7/1/2026.........................................................                         22,035,000    23,054,559
  Single Family Residential Mortgage:
    7.10%, 1/1/2023.........................................................                         23,590,000    24,849,706
    7.75%, 7/1/2023.........................................................                         16,165,000    17,274,566
    6.85%, 1/1/2025.........................................................                         10,100,000    10,549,854
    6.95%, 1/1/2026.........................................................                         10,005,000    10,571,183
New Jersey-4.5%
Howell Township Municipal Utilities Authority, Revenue
  8.60%, 1/1/2014 (Prerefunded 7/1/1998) (a)................................                          4,000,000     4,231,080
New Jersey Economic Development Authority, PCR
  (Public Service Electric and Gas Co. Project)
  6.40%, 5/1/2032 (Insured; MBIA)...........................................                         32,040,000    34,542,004
New Jersey Educational Facilities Authority, Revenue
  (Trenton State College Issue):
    5.10%, 7/1/2021 (Insured; MBIA).........................................                         14,565,000    13,925,596
    5.125%, 7/1/2024 (Insured; MBIA)........................................                         16,500,000    15,814,425
New Jersey Housing and Mortgage Finance Agency, Revenue:
  6%, 11/1/2002.............................................................                          5,000,000     5,199,600
  6.45%, 11/1/2007..........................................................                         15,260,000    16,200,932
New Jersey Transportation Trust Fund Authority
  (Transportation System):
    5.25%, 6/15/2014........................................................                         20,000,000    19,866,000
    5%, 6/15/2017...........................................................                         31,105,000    29,856,445
New Jersey Wastewater Treatment Trust, Insured Loan Revenue
  9%, 9/1/2007 (Prerefunded 9/1/1997) (a)...................................                          6,000,000     6,121,680
Pollution Control Financing Authority of Salem County, PCR, Refunding
  (Public Service Electric and Gas Co. Project)
  6.25%, 6/1/2031 (Insured; MBIA)...........................................                          6,500,000     6,999,070
New Mexico-1.1%
Albuquerque, HR, Refunding (Presbyterian Health Care Services)
  6.375%, 8/1/2007 (Insured; MBIA)..........................................                          4,500,000     4,905,450
Farmington, PCR, Refunding (Public Service Co. San Juan)
  6.30%, 12/1/2016..........................................................                         14,500,000    15,076,955

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            AUGUST 31, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount        Value
                                                                                                      --------      --------
New Mexico (continued)
New Mexico Educational Assistance Foundation, Student Loan Revenue
  7.45%, 3/1/2010...........................................................                    $    11,475,000  $ 12,586,698
New Mexico Mortgage Financing Authority
  6.80%, 1/1/2026...........................................................                          5,500,000     5,984,880
New York-11.2%
Metropolitan Transportation Authority, Dedicated Tax Fund
  5.25%, 4/1/2026 (Insured; MBIA)...........................................                         12,375,000    11,965,635
New York City:
  7.50%, 2/1/2003...........................................................                          9,000,000    10,007,910
  8.25%, 6/1/2006...........................................................                          2,750,000     3,357,887
  7.25%, 8/15/2007..........................................................                         13,790,000    16,026,462
  6.25%, 8/1/2008...........................................................                         10,000,000    10,814,000
  6.375%, 8/15/2011.........................................................                         31,285,000    33,295,374
  5.75%, 2/1/2014...........................................................                         25,055,000    25,288,262
  5.75%, 2/1/2015...........................................................                         18,145,000    18,257,136
  5.75%, 2/1/2017...........................................................                         22,500,000    22,586,400
  5.875%, 3/15/2018.........................................................                         23,000,000    23,260,360
  5.875%, 2/15/2019.........................................................                         23,715,000    23,907,803
  6%, 2/1/2022..............................................................                         12,750,000    13,015,583
  5.875%, 8/1/2024..........................................................                         23,510,000    23,744,630
  6.125%, 8/1/2025..........................................................                         22,625,000    23,388,141
New York State Dormitory Authority, Revenue:
  (City University) 7.50%, 7/1/2010.........................................                         10,000,000    11,998,000
  (Department of Health) 5.50%, 7/1/2025....................................                         27,000,000    26,211,870
  (State University Educational Facilities) 5.25%, 5/15/2011................                         10,000,000     9,917,200
New York State Energy, Research and Development Authority,
  Electric Facilities Revenue
  (Con Edison Co. Project) 7.50%, 1/1/2026..................................                         15,000,000    16,035,300
New York State Housing Finance Agency, Revenue, Refunding (Housing Project Mortgage)
  6.125%, 11/1/2020 (Insured; FSA)..........................................                         12,000,000    12,470,520
New York State Local Government Assistance Corp.:
  5%, 4/1/2023 (Insured; AMBAC).............................................                         15,000,000    14,014,800
  Refunding 5.25%, 4/1/2016 (Insured; AMBAC)................................                         10,000,000     9,993,600
New York State Mortgage Agency, Revenue (Homeowner Mortgage)
  6.65%, 10/1/2025..........................................................                         22,095,000    23,677,444
North Carolina-3.0%
North Carolina Eastern Municipal Power Agency, Power System Revenue:
  5.75%, 12/1/2016..........................................................                         10,000,000    10,016,100
  Refunding:
    5.70%, 1/1/2013 (Insured; MBIA).........................................                         10,000,000    10,287,000
    6%, 1/1/2014............................................................                         40,000,000    41,093,600
North Carolina Housing Finance Agency, Single Family Revenue
  6.50%, 9/1/2026...........................................................                          6,080,000     6,360,531

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                   --------        --------
North Carolina (continued)
North Carolina Municipal Power Agency Number 1
  Catawba Electric Revenue:
    5.125%, 1/1/2015 (Insured; MBIA) (d)....................................                    $     6,235,000 $   6,002,310
    5.125%, 1/1/2017 (Insured; MBIA) (d)....................................                          8,000,000     7,672,560
Pitt County, Revenue (Pitt County Memorial Hospital)
  6.90%, 12/1/2021 (Prerefunded 12/1/2001) (a)..............................                         12,000,000    13,418,160
Winston Salem, COP 6.90%, 6/1/2011 (Prerefunded 6/1/2001) (a)...............                          5,245,000     5,808,995
North Dakota-.2%
North Dakota Housing Finance Agency
  (Housing Mortgage Finance Program) 6.75%, 7/1/2025........................                          6,045,000     6,373,062
Ohio-.6%
Cuyahoga County, HR (Meridia Health System) 7%, 8/15/2023...................                          7,000,000     7,536,340
University of Cincinnati, COP (University of Cincinnati, University Center
Project)
  5.125%, 6/1/2024 (Insured; MBIA)..........................................                         12,950,000    12,324,904
Oklahoma-.9%
Claremore Industrial and Redevelopment Authority, EDR
  (Yuba Project) 8.375%, 7/1/2011...........................................                          7,500,000     8,033,475
Southern Oklahoma Memorial Hospital Authority, HR
  6.60%, 12/1/2012 (Prerefunded 12/1/2002) (a)..............................                          5,725,000     6,365,112
Tulsa Municipal Airport Trust, Revenue
  (AMR Corp.) 7.60%, 12/1/2030..............................................                         14,390,000    15,768,418
Pennsylvania-1.7%
Delaware County Industrial Development Authority, Water Facilities Revenue
  (Philadelphia Suburban Water) 6.35%, 8/15/2025 (Insured; FGIC)............                         10,000,000    10,629,200
Pennsylvania Economic Development Financing Authority,
  Exempt Facilities Revenue (MacMillan Ltd. Partnership Project)
  7.60%, 12/1/2020..........................................................                          4,500,000     5,188,635
Pennsylvania Higher Educational Facilities Authority,
  Health Services Revenue, Refunding (Allegheny Delaware Valley Obligation):
    5.40%, 11/15/2007 (Insured; MBIA).......................................                          5,000,000     5,186,350
    5.60%, 11/15/2009 (Insured; MBIA).......................................                          9,475,000    10,051,459
Philadelphia, Water and Wastewater Revenue, Refunding
  5.75%, 6/15/2013 (Insured; MBIA)..........................................                         10,000,000    10,309,100
Quakertown General Authority, Revenue (Community Mental Health/Retardation)
  8.875%, 11/1/2010.........................................................                          6,255,000     6,697,604
Ridley Park Hospital Authority, Revenue (Taylor Hospital)
  8.625%, 12/1/2020 (Prerefunded 12/1/2000) (a).............................                         10,000,000    11,446,200

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   AUGUST 31, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount           Value
                                                                                                  --------          --------
Rhode Island-1.5%
Rhode Island Health and Educational Building Corp., Revenue
  (Johnson and Wales University) 8.375%, 4/1/2020 (Prerefunded 4/1/2000) (a)                      $  11,000,000 $  12,310,980
Rhode Island Housing and Mortgage Finance Corp.
  (Homeownership Opportunity):
    6.95%, 4/1/2022.........................................................                          9,250,000     9,754,680
    6.60%, 10/1/2025........................................................                         10,270,000    10,797,775
    6.50%, 4/1/2027.........................................................                         11,835,000    12,352,071
    6.85%, 4/1/2027.........................................................                          5,440,000     5,761,613
South Carolina-1.7%
Piedmont Municipal Power Agency, Electric Revenue, Refunding
  6.60%, 1/1/2021...........................................................                         24,650,000    24,726,168
Richland County, Solid Waste Disposal Facilities Revenue
  (Union Camp Corp. Project) 7.125%, 9/1/2021...............................                          6,250,000     6,803,812
South Carolina Housing Finance and Development Authority,
  Mortgage Revenue:
    6.55%, 7/1/2015.........................................................                          3,950,000     4,180,166
    6.75%, 7/1/2026.........................................................                          8,000,000     8,479,280
    6.70%, 7/1/2027.........................................................                          8,000,000     8,481,040
Spartanburg County, Hospital Facilities Improvement Revenue, Refunding
  (Mary Black Memorial Project) 8.25%, 10/1/2008 (Prerefunded 10/1/1998) (a)                          5,000,000     5,320,250
Tennessee-.9%
Tennessee Housing Development Agency, Mortgage Finance
  6.55%, 7/1/2026...........................................................                         29,325,000    30,773,948
Texas-8.3%
Alliance Airport Authority Inc., Special Facilities Revenue:
  (American Airlines Inc. Project)
    7%, 12/1/2011...........................................................                         12,330,000    14,163,471
  (Federal Express Corp. Project)
    6.375%, 4/1/2021........................................................                         83,075,000    87,218,781
Angelina and Neches River Authority, SWDR (Champion International Corp.
Project)
  7.375%, 5/1/2015..........................................................                          5,570,000     6,124,104
Dallas-Fort Worth International Airport, Joint Revenue Construction and
Refunding
  (Dallas-Fort Worth Regional Airport) 5.75%, 11/1/2024 (Insured; MBIA).....                          7,000,000     7,030,380
Gulf Coast Waste Disposal Authority, Revenue:
  (Champion International Corp.)
    7.375%, 10/1/2025.......................................................                         12,000,000    13,241,400
  Solid Waste Disposal (Occidental Petroleum Corp. Project) 7%, 11/1/2020...                          7,725,000     8,378,226
Harris County, Refunding (Toll Road-Senior Lien)
  5%, 8/15/2016 (Insured; FGIC).............................................                         21,355,000    20,397,442

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1997
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                  --------    --------
Texas (continued)
Harris County Hospital District, Mortgage Revenue, Refunding
  7.40%, 2/15/2010 (Insured; AMBAC).........................................                      $   5,000,000  $  5,972,950
Houston, Water and Sewer System Revenue, Refunding, Junior Lien
  5.25%, 12/1/2025 (Insured; FGIC)..........................................                         16,430,000    15,888,631
Houston Hotel Occupancy Tax, Revenue 7%, 7/1/2009 (Insured; FGIC)
  (Prerefunded 7/1/2001) (a)................................................                         12,225,000    13,369,382
Rio Grande Valley Health Facilities Development Corp., HR, Refunding
  (Valley Baptist Medical Center Project) 6.40%, 8/1/2016...................                         11,200,000    12,164,432
San Antonio, Electric and Gas Revenue, Refunding
  5.60%, 2/1/2014...........................................................                         15,000,000    15,273,000
Texas, GO (Veterans Housing Assistance Fund):
  7%, 12/1/2025.............................................................                          9,580,000    10,237,571
  Refunding 6.45%, 12/1/2020................................................                         15,210,000    15,978,105
Texas College Student Loan 5%, 8/1/2021.....................................                          8,000,000     7,481,040
Texas Public Property Finance Corp., Revenue
  (Mental Health and Retardation Project):
    8.625%, 11/1/2000.......................................................                          1,425,000     1,515,445
    8.75%, 11/1/2010........................................................                          4,745,000     5,115,584
Texas Water Development Board, Revenue (State Revolving Fund)
  5.125%, 7/15/2018.........................................................                         24,000,000    23,090,880
Utah-1.6%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (e).                         20,000,000    13,027,000
Intermountain Power Agency, Power Supply Revenue, Refunding
  6.15%, 7/1/2014 (Insured; MBIA) (f).......................................                         15,000,000    16,067,850
Utah Housing Finance Agency, Single Family Mortgage:
  6.55%, 1/1/2022...........................................................                          5,155,000     5,399,966
  6.40%, 1/1/2027...........................................................                          6,650,000     6,917,596
  6.65%, 7/1/2027...........................................................                          9,480,000    10,018,464
  7%, 7/1/2027..............................................................                          3,470,000     3,700,096
Vermont-.3%
Vermont Housing Finance Agency, Single Family Housing 6.875%, 5/1/2025......                         10,500,000    11,044,005
Virginia-2.5%
Chesapeake Bay Bridge and Tunnel Commission, General Resolution, Revenue,
  Refunding 5%, 7/1/2022 (Insured; MBIA)....................................                         12,035,000    11,301,707
Giles County Industrial Development Authority,
  Solid Waste Disposal Facility Revenue (Hoechst Celanese Corp. Project)
  6.625%, 12/1/2022.........................................................                          8,715,000     9,325,747
Henrico County Industrial Development Authority, Revenue
  (Maryview Hospital Project) 7.50%, 9/1/2011 (Prerefunded 8/1/2000) (a)....                          5,180,000     5,631,592

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                     --------       --------
Virginia (continued)
Industrial Development Authority of the City of Fredericksburg,
  Hospital Facilities Revenue, Refunding (Medicorp Health System Obligation)
  5.25%, 6/15/2023 (Insured; AMBAC).........................................                      $  19,005,000 $  18,327,282
Virginia Housing Development Authority, Commonwealth Mortgage:
  6.70%, 1/1/2022...........................................................                         6,950,000      7,354,351
  6.40%, 7/1/2022 (Insured; MBIA)...........................................                         24,000,000    25,354,080
  6.85%, 1/1/2027...........................................................                         8,000,000      8,387,680
Washington-.8%
Public Utility District No. 1 of Chelan County,
  Chelan Hydro Consolidated System Revenue 6.55%, 7/1/2023..................                         10,000,000    10,536,800
Washington 5%, 7/1/2013.....................................................                         11,470,000    11,175,450
Washington Health Care Facilities Authority, Revenue, Refunding
  (Virginia Mason Medical Center) 5.125%, 8/15/2017 (Insured; MBIA).........                          7,000,000     6,667,850
West Virgina-.3%
Braxton County, Solid Waste Disposal Revenue (Weyerhaeuser Co. Project)
  6.50%, 4/1/2025...........................................................                          8,000,000     8,644,640
Wisconsin-.3%
Madison, IDR (Madison Gas and Electric Co. Project)
  6.75%, 4/1/2027...........................................................                         10,000,000    10,723,600
Wyoming-1.3%
Sweetwater County:
  PCR, Refunding (Idaho Power Co. Project) 6.05%, 7/15/2026.................                         17,000,000    17,503,880
  SWDR (FMC Corp. Project) 6.90%, 9/1/2024..................................                         16,225,000    17,772,541
Uinta County Hospital Facility, Revenue, Refunding
  (IHC Hospitals Inc.) 7.25%, 2/15/2019 (Prerefunded 2/15/1999) (a).........                          7,350,000     7,823,634
U.S. Related-.3%
Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding 5%, 7/1/2019...                         10,000,000     9,344,100
                                                                                                                     --------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $3,106,073,769).....................................................                                   $3,246,367,249
                                                                                                                  ===========
Short-Term Municipal Investments-4.7%
California-.3%
Irvine Ranch Water District, VRDN 3.35%
  (LOC; Bank of America National Trust and Savings Association) (g,h).......                   $     10,200,000 $  10,200,000
Florida-.1%
Florida Board of Education, Capital Outlay 3.94% (b,i)......................                          3,000,000     3,000,000
Maryland-.3%
Prince Georges' County Housing Authority, Mortgage Revenue, VRDN
(Laurel-Oxford)
  3.475% (LOC; Bankers Trust) (g,h).........................................                          2,500,000     2,500,000

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1997
                                                                                                       Principal
Short-Term Municipal Investments (continued)                                                          Amount         Value
                                                                                                     --------       --------
Maryland (continued)
University of Maryland, Revenue, VRDN (Revolving Equipment Loan Program)
  3.30% (g).................................................................                     $    8,500,000  $  8,500,000
Massachusetts-1.3%
Massachusetts Health and Educational Facilities Authority, Revenue:
  (Saint Elizabeth's Hospital) 3.55% (Insured; FSA) (i).....................                          5,700,000     5,700,000
  VRDN (Harvard University) 3.20% (g).......................................                         38,295,000    38,295,000
Michigan-.4%
Michigan Strategic Fund, LOR, VRDN (Detroit Edison Co.)
  3.70% (LOC; Barclays Bank PLC) (g,h)......................................                          9,000,000     9,000,000
Midland County Economic Development Corp., Economic Development Ltd.
  Obligation Revenue, VRDN (Dow Chemical Co. Project) 3.80% (g).............                          6,000,000     6,000,000
Minnesota-.1%
Cloquet, PCR, VRDN (Potlatch Corp. Project) 3.35% (LOC; Credit Suisse) (g,h)                          4,000,000     4,000,000
New York-.4%
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue,
  VRDN 3.75% (Insured; FGIC) (g)............................................                          4,000,000     4,000,000
New York State Energy, Research and Development Authority, PCR, VRDN
  (New York State Electric and Gas Corp.)
  3.65% (LOC; Union Bank of Switzerland) (g,h)..............................                         10,000,000    10,000,000
North Carolina-.2%
Wake County Industrial Facilities and Pollution Control Financing Authority,
  Revenue, VRDN (Carolina Power and Light Co. Project)
  3.80% (LOC; Sumitomo Bank, Ltd.) (g,h)....................................                          6,200,000     6,200,000
Pennsylvania-.1%
Philadelphia Regional Port Authority, LR:
  3.70% (Insured; MBIA) (i).................................................                          1,000,000     1,000,000
  3.638% (Insured; MBIA) (i)................................................                          1,100,000     1,100,000
Utah-.4%
Salt Lake County, PCR, Refunding, VRDN (Service Station Holdings Project)
  3.70% (g).................................................................                         15,200,000    15,200,000
Virginia-1.1%
Peninsula Ports Authority of Virginia, Port Facility Refunding, Revenue, VRDN
(Zeigler Coal)
  3.80% (LOC; Bank of America National Trust and Savings Association) (g,h).                         36,000,000    36,000,000
                                                                                                                     --------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $160,695,000).......................................................                                  $   160,695,000
                                                                                                                     ========
TOTAL INVESTMENTS-100.0%
  (cost $3,266,768,769).....................................................                                   $3,407,062,249
                                                                                                                     ========


DREYFUS MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC      Letter of Credit
COP           Certificate of Participation                       LOR      Limited Obligation Revenue
EDR           Economic Development Revenue                       LR       Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA     Municipal Bond Investors Assurance
FHA           Federal Housing Administration                              Insurance Corporation
FSA           Financial Security Assurance                       PCR      Pollution Control Revenue
GO            General Obligation                                 SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)
Fitch (j)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                               ----                              ---------                     ----------
AAA                                Aaa                            AAA                               28.8%
AA                                 Aa                             AA                                25.7
A                                  A                              A                                 18.8
BBB                                Baa                            BBB                               16.2
BB                                 Ba                             BB                                  .9
F1                                 MIG1/P1                        SP1/A1                             4.3
Not Rated (k)                      Not Rated (k)                  Not Rated (k)                      5.3
                                                                                                    ----
                                                                                                   100.0%
                                                                                                    ====
Notes to Statement of Investments:
(a)    Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)    Securities exempt from registration under Rule 144A of the Securities
       Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1997, these securities amounted to $22,656,805 or .7% of net assets.
(c)    Non-income producing security; interest payment in default.
(d)    Purchased on a delayed-delivery basis.
(e)    Non-income producing security.
(f)    Wholly held by custodian as collateral for delayed-delivery security.
(g)    Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(h)    Secured by letters of credit.
(i)    Inverse Floater Security-the interest rate is subject to change periodically.
(j)    Fitch currently provides creditworthiness information for a limited number of investments.
(k)    Securities which, while not rated by Fitch, Moody's and Standard &
       Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                        AUGUST 31, 1997
                                                                                                Cost                Value
                                                                                               ---------          ---------

ASSETS:                          Investments in securities-See Statement of Investments     $3,266,768,769         $3,407,062,249
                                 Cash.......................................                                            6,710,479
                                 Interest receivable........................                                           51,082,743
                                 Receivable for shares of Common Stock subscribed                                      16,982,329
                                 Receivable for investment securities sold..                                            8,636,833
                                 Prepaid expenses...........................                                              133,698
                                                                                                                        ---------
                                                                                                                    3,490,608,331
                                                                                                                        ---------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          2,094,357
                                 Payable for shares of Common Stock redeemed                                           19,855,073
                                 Payable for investment securities purchased                                           13,699,721
                                 Accrued expenses...........................                                              183,495
                                                                                                                        ---------
                                                                                                                       35,832,646
                                                                                                                        ---------
NET ASSETS..................................................................                                       $3,454,775,685
                                                                                                                        =========
REPRESENTED BY:                  Paid-in capital............................                                       $3,301,037,167
                                 Accumulated undistributed investment income-net                                          966,809
                                 Accumulated net realized gain (loss) on investments                                   12,478,229
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments-Note 4(b)                                                          140,293,480
                                                                                                                        ---------
NET ASSETS..................................................................                                       $3,454,775,685
                                                                                                                        =========
SHARES OUTSTANDING
(600 million shares of $.01 par value Common Stock authorized)..............                                          275,356,745
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                               $12.55
                                                                                                                        =========
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                              YEAR ENDED AUGUST 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $216,681,430
EXPENSES:                        Management fee-Note 3(a)...................                   $  21,009,416
                                 Shareholder servicing costs-Note 3(b)......                       3,514,059
                                 Custodian fees.............................                         179,585
                                 Registration fees..........................                         127,768
                                 Professional fees..........................                         121,507
                                 Prospectus and shareholders' reports.......                          85,668
                                 Directors' fees and expenses-Note 3(c).....                          77,187
                                 Loan commitment fees-Note 2................                          34,898
                                 Miscellaneous..............................                          14,743
                                                                                                     -------
                                       Total Expenses.......................                                           25,164,831
                                                                                                                          -------
INVESTMENT INCOME-NET.......................................................                                          191,516,599
                                                                                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  19,557,737
                                 Net realized gain (loss) on financial futures                    (5,557,918)
                                                                                                     -------
                                       Net Realized Gain (Loss).............                                           13,999,819
                                 Net unrealized appreciation (depreciation) on investments                             84,621,882
                                                                                                                          -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           98,621,701
                                                                                                                          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $290,138,300
                                                                                                                          =======
SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended           Year Ended
                                                                                             August 31, 1997     August 31, 1996
                                                                                                ---------           ---------
OPERATIONS:
  Investment income-net...................................................                   $    191,516,599    $  209,578,223
  Net realized gain (loss) on investments.................................                         13,999,819        45,170,613
  Net unrealized appreciation (depreciation) on investments...............                         84,621,882       (86,386,337)
                                                                                                   ---------          ---------
    Net Increase (Decrease) in Net Assets Resulting from Operations.......                        290,138,300       168,362,499
                                                                                                   ---------          ---------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................                       (191,083,751)     (209,044,262)
  Net realized gain on investments........................................                         (2,336,419)         -----
                                                                                                   ---------          ---------
    Total Dividends.......................................................                       (193,420,170)     (209,044,262)
                                                                                                   ---------          ---------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................                      7,505,432,633     6,426,888,270
  Dividends reinvested....................................................                        118,861,845       128,954,048
  Cost of shares redeemed.................................................                     (7,838,522,911)   (6,879,608,434)
                                                                                                   ---------          ---------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....                      (214,228,433)      (323,766,116)
                                                                                                   ---------          ---------
      Total Increase (Decrease) in Net Assets.............................                       (117,510,303)     (364,447,879)
NET ASSETS:
  Beginning of Period.....................................................                      3,572,285,988     3,936,733,867
                                                                                                   ---------          ---------
  End of Period...........................................................                    $ 3,454,775,685   $ 3,572,285,988
                                                                                                   =========          =========
Undistributed investment income-net.......................................                        $   966,809       $   533,961
                                                                                                   ---------          ---------
                                                                                                    Shares             Shares
                                                                                                   ---------          ---------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................                        605,975,892       519,000,847
  Shares issued for dividends reinvested..................................                          9,552,652        10,376,060
  Shares redeemed.........................................................                       (632,151,616)     (554,619,976)
                                                                                                   ---------          ---------
    Net Increase (Decrease) in Shares Outstanding.........................                        (16,623,072)      (25,243,069)
                                                                                                   ---------          ---------
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Year Ended August 31,
                                                                               -------------------------------
PER SHARE DATA:                                                      1997        1996       1995        1994       1993
                                                                     ----        ----       ----        ----       ----
    Net asset value, beginning of period.........                   $12.23      $12.41     $12.39      $13.68    $13.17
                                                                     ----        ----       ----        ----       ----
    Investment Operations:
    Investment income-net........................                      .67         .69         .72        .75       .79
    Net realized and unrealized gain (loss)
      on investments.............................                      .33        (.18)        .09       (.96)      .79
                                                                     ----        ----       ----        ----       ----
    Total from Investment Operations.............                     1.00         .51         .81       (.21)     1.58
                                                                     ----        ----       ----        ----       ----
    Distributions:
    Dividends from investment income-net.........                     (.67)       (.69)      (.72)       (.75)     (.79)
    Dividends from net realized gain on investments                   (.01)        .-        (.07)       (.33      (.28)
                                                                     ----        ----       ----        ----       ----
    Total Distributions..........................                     (.68)       (.69)      (.79)      (1.08)    (1.07)
                                                                     ----        ----       ----        ----       ----
    Net asset value, end of period...............                   $12.55      $12.23     $12.41      $12.39    $13.68
                                                                     =====       ====       ====        ====       ====
TOTAL INVESTMENT RETURN..........................                     8.24%       4.16%      6.93%      (1.63%)   12.62%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                      .71%        .71%       .70%        .68%      .69%
    Ratio of net investment income
      to average net assets......................                     5.39%       5.57%      5.94%      5.80%      5.96%
    Portfolio Turnover Rate......................                    66.89%      64.48%     51.55%      36.25%    45.37%
    Net Assets, end of period (000's Omitted)....               $3,454,776  $3,572,286 $3,936,734  $4,008,477 $4,724,389
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended August 31, 1997, the Fund did not borrow under the Facility.

DREYFUS MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. However, pursuant to the court approved settlement of previously disclosed litigation, commencing October 15, 1988, the Manager has agreed to make payments to the Fund for ten years, ranging from $0 to $1 million per year depending on average daily net assets of the Fund. The management fee during the period ended August 31, 1997 was reduced by $300,000 pursuant to the settlement of litigation.
    The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11\2% of the value of the Fund's average daily net assets, the Fund may deduct from the payment to be made to the Manager, or the Manager will bear, the amount of such excess expense. No expense reimbursement was required for the period ended August 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1997, the Fund was charged an aggregate of $1,983,210 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,069,603 during the period ended August 31, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
    (d) Effective May 12, 1997, a .10% redemption fee is charged on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended August 31, 1997, the redemption fees amounted to $862,462.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1997 amounted to $2,261,631,686 and $2,425,032,715, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 1997, there were no financial futures contracts outstanding.

DREYFUS MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (b) At August 31, 1997, accumulated net unrealized appreciation on investments was $140,293,480, consisting of $170,183,744 gross unrealized appreciation and $29,890,264 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Municipal Bond Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Fund, Inc., including the statement of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund, Inc. at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York
October 3, 1997


DREYFUS MUNICIPAL BOND FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended August 31, 1997:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and
    -the Fund hereby designates $.0077 per share as a long-term capital gain distribution of the $.0081 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

Registration Mark
[DREYFUS LION 'D' LOGO]
DREYFUS MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            054AR978
Registration Mark
[DREYFUS LOGO]
Municipal
Bond Fund, Inc.
Annual Report
August 31, 1997